ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated September 7, 2021 to the Prospectus dated August 1, 2021

As part of a strategic transaction, Absolute Investment Advisers LLC (the “Adviser”) acquired all of the assets and liabilities of Mohican Financial Management, LLC (“Mohican”), the subadviser to the Fund, effective September 1, 2021 (the “Transaction”). As a result of the Transaction, the Adviser and Mohican mutually agreed to terminate the existing investment subadvisory agreement between the Adviser and Mohican; and all employees of Mohican, including the Fund’s co-portfolio managers, became employees of the Adviser. The Mohican personnel who were responsible for co-managing the Fund’s portfolio prior to the Transaction will continue to do so after September 1, 2021 in their capacity as employees of the Adviser. Accordingly, all references to the Subadviser are hereby deleted or replaced with the Adviser, as appropriate to reflect that the Adviser will manage the Fund after September 1, 2021. In addition, Mr. Jay Compson is removed as a portfolio manager to the Fund, and all references to him are hereby deleted.

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For more information, please contact Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE CONVERTIBLE ARBITRAGE FUND (the “Fund”)

Supplement dated September 7, 2021 to the Statement of Additional Information (“SAI”)
dated August 1, 2021

As part of a strategic transaction, Absolute Investment Advisers LLC (the “Adviser”) acquired all of the assets and liabilities of Mohican Financial Management, LLC (“Mohican”), the subadviser to the Fund, effective September 1, 2021 (the “Transaction”). As a result of the Transaction, the Adviser and Mohican mutually agreed to terminate the existing investment subadvisory agreement between the Adviser and Mohican; and all employees of Mohican, including the Fund’s co-portfolio managers, became employees of the Adviser. The Mohican personnel who were responsible for co-managing the Fund’s portfolio prior to the Transaction will continue to do so after September 1, 2021 in their capacity as employees of the Adviser. Accordingly, all references to the Subadviser are hereby deleted or replaced with the Adviser, as appropriate to reflect that the Adviser will manage the Fund after September 1, 2021, and the Fund’s SAI is otherwise revised as set forth below. In addition, Mr. Jay Compson is removed as a portfolio manager to the Fund, and all references to him are hereby deleted.

1.	The table in the section entitled “Information Concerning Compensation of Portfolio Manager” on page 27 of the SAI is hereby deleted in its entirety and replaced with the following:

Portfolio Manager	Compensation
Eric Hage	Base salary and percentage of Adviser profits. Compensation is not based on the investment performance of the Fund or other advisory accounts.
Daniel Hage	Base salary and percentage of Adviser profits. Compensation is not based on the investment performance of the Fund or other advisory accounts.

2.	The sub-section entitled “Mohican Financial Management, LLC, Proxy Voting Procedures” on page D-3 of Appendix D of the SAI is hereby deleted in its entirety.

* * *

For more information, please contact a Fund customer service representative toll free at
(888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.